Exhibit 10.12

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement is entered into as of August 15, 2016 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”), and BRIDGELINE DIGITAL, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 9, 2016 and as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.     Borrower acknowledges that there are existing and uncured Events of Default arising from Borrower’s failure to comply with Section 6.9(b) of the Agreement for the period ended June 30, 2016 (the “Covenant Default”). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Covenant Default. Bank does not waive Borrower’s obligations under such section after the date hereof and as amended herein, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

2.     The following definition in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

“Revolving Line” means a credit extension of up to Two Million Five Hundred Thousand Dollars ($2,500,000).

3.     The following is added as a new subsection (c) to the end of Section 6.9 of the Agreement:

(c)     Minimum Cash. Borrower shall maintain at all times at least $500,000 in unrestricted cash in its accounts at Bank.

4.     Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

5.     Exhibit E to the Agreement is replaced in its entirety with the Exhibit E attached hereto, with revised amounts for quarter ending September 30, 2016 reflected in the attached Exhibit E.

6.     Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing (other than the Covenant Default).

7.     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

8.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

9.     As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)     this Amendment, duly executed by Borrower;

(b)     payment of a waiver fee equal to $2,000, plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(c)     such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BRIDGELINE DIGITAL, INC.
By:

Name:

Title:

HERITAGE BANK OF COMMERCE
By:

Name:

Title:

Exhibit D
Compliance Certificate

TO:	HERITAGE BANK OF COMMERCE

FROM:	BRIDGELINE DIGITAL, INC.

The undersigned authorized officer of BRIDGELINE DIGITAL, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

A/R & A/P Agings	Monthly within 30 days	Yes	No
Sales journal	Monthly within 30 days	Yes	No
Collections journal	Monthly within 30 days	Yes	No
Borrowing Base Certificate	Monthly within 30 days	Yes	No
Deferred Revenue Schedule	Monthly within 30 days	Yes	No
Balance Sheet and Income Statement	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Quarterly Financial statements/Form 10-Q	Quarterly within 5 days of filing	Yes	No
Annual Financial Statements/Form 10-K/ (CPA audited)	Annually within 5 days of filing	Yes	No
Borrower’s tax returns and schedule (CPA prepared)	Annually within 5 days of filing but no later than October 31st of each year	Yes	No
Personal Guarantor’s personal financial statements	Annually no later than October 31st of each year (or more frequently as Bank may request)	Yes	No
A/R and Collateral audit	Semi-annually	Yes	No
IP Notices	As required under Section 6.10	Yes	No

Financial Covenant	Required	Actual	Complies

Asset Coverage Ratio	1.40 : 1.00	_____: 1.00	Yes	No
Minimum Unrestricted Cash at Bank	$500,0000	$_________	Yes	No
Minimum quarterly Adjusted EBITDA for 9/30/16	Negative deviation not to exceed 25% from $__________ or $200,000	$_________	Yes	No
Minimum quarterly Adjusted EBITDA for 12/31/16 and beyond	Negative deviation not to exceed 25% from Financial Plan or $200,000	__________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes No

DATE